                           AGREEMENT TO TERMINATE
                           STOCKHOLDERS AGREEMENT


     THIS AGREEMENT TO TERMINATE STOCKHOLDERS AGREEMENT (this
"Agreement") dated as of March __, 1995 is by and among Richey Electronics, Inc., a Delaware corporation (the "Company"), and the undersigned (collectively, the "Stockholders"), with reference to the following facts:

     A. The Company is the successor to Richey Electronics, Inc., a California corporation formerly known as Brajdas Corporation ("Brajdas"). RicheyImpact Electronics, Inc., a Delaware corporation, was merged into Brajdas on April 6, 1993, and BRJS Investment Holding Corp., a California corporation, was merged into Brajdas on November 18, 1993.

     B. The Company and the Stockholders are parties to that certain Stockholders Agreement dated as of March __, 1993, as amended by that certain First Amendment to Stockholders Agreement dated as of December 14, 1994 (as so amended, the "Stockholders Agreement").

     C. On January 7, 1994, the Company filed with the Securities and Exchange Commission (the "SEC") a Form S-1 Registration Statement (the "Shelf Registration Statement") with respect to the public offering by the Stockholders of their shares of common stock of the Company. The Shelf Registration Statement was declared effective by the SEC on April 19, 1994.

     D.    On February 23, 1995, the Company filed with the SEC a Form
S-2 Registration Statement (the "Registration Statement") with respect to the public offering by the Company of 3 million shares of its common stock (the "Offering"). In connection with such offering, the underwriters require that the Company terminate the Shelf Registration by removing from registration thereunder the common stock being offered by the Stockholders. In addition, the underwriters require that the Stockholders agree not to sell any of their shares of common stock of the Company for a period of 180 days after the date on which the Registration Statement becomes effective without the prior consent of the underwriters (the "Lock-up").

     E. The Stockholders are willing to consent to the termination of the Shelf Registration and to agree to the Lock-up provided that the Stockholders Agreement is terminated in its entirety.

     NOW, THEREFORE, for good and valuable consideration, it is agreed as follows:

     1. The Stockholders Agreement and each and all of the provisions thereof, including without limitation the indemnification provisions contained in Article 4 thereof, shall be terminated and shall be of no further force or effect, effective as of the Effective Date (as hereinafter defined).

     2. The Stockholders hereby consent to the termination of the Shelf Registration Statement, effective as of the Effective Date.

     3. Each Stockholder hereby agrees to execute a lock-up agreement with the underwriters, agreeing to the Lock-up.

     4. This Agreement and the agreements and consents contained herein shall become effective if and only if the Registration Statement becomes effective in accordance with the Securities Act of 1933 (the "Act") and the Offering commences. As used herein, the term "Effective Date" shall mean the date on which the Registration Statement becomes effective in accordance with the Act.

     5. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Signatures may be exchanged by telecopy and each party agrees to be bound by its own telecopied signature and to accept the telecopied signatures of the other parties.



                           [Signature Pages Follow]

     Signature Page to Agreement to Terminate Stockholders Agreement



Richey Electronics, Inc.                        Barclay and Company, Inc.

By_________________________                     By_______________________
    William C. Cacciatore                           Donald I. Zimmerman
    President                                       President


___________________________                     Palisades Associates
    C. Don Alverson
                                                By_______________________
___________________________                         Greg A. Rosenbaum
    Thomas W. Blumenthal                            President


___________________________
    William C. Cacciatore


___________________________
    Edward L. Gelbach


___________________________
    Greg A. Rosenbaum


___________________________
 Greg A. Rosenbaum, as
 Custodian for Eli, Elliott
 and Eve Rosenbaum


___________________________
    Norbert W. St. John


___________________________
    Donald I. Zimmerman

     Signature Page to Agreement to Terminate Stockholders Agreement



____________________________                    First Investment Group
    Otto Bochow

                                                By____________________
____________________________                    Its___________________
    Frank Buzyn


____________________________
 Estate of David Davenport


____________________________
    Benjamin Fishoff


____________________________
    Deborah A. Levy


____________________________
    Saul Levy


_____________________________
    David Zimmerman


_____________________________
    Michael A. Zimmerman


_____________________________
    Steven A. Zimmerman

     Signature Page to Agreement to Terminate Stockholders Agreement



______________________________
      Piers Lingle

_______________________________
      Stefanie Lingle


______________________________
 Barry and Barbara Rosenbaum,
 as joint tenants


_______________________________
      Martha R. Rosenbaum


_______________________________
      Heidi R. Saunders


_______________________________
      Robert S. Saunders


_______________________________
      Richard L. Wellek


Saunders Capital Group, Inc.

By____________________________
      Robert S. Saunders
      President